DUKE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1997
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                  DUKE         PANENERGY        PRO FORMA         PRO FORMA
                                                             (AS REPORTED)  (RECLASSIFIED)     ADJUSTMENTS        COMBINED
OPERATING REVENUE
      Operating revenues                                     $   1,133.3       $     --        $  (1,133.3)      $      --
      Natural gas and petroleum products
           Sales from trading and marketing of natural gas            --        1,553.0                  --         1,553.0
           Sales of natural gas and petroleum products                --          574.3                  --           574.3
           Transportation and storage of natural gas                  --          410.0                  --           410.0
      Electric                                                        --           82.5             1,024.3         1,106.8
      Other                                                           --           32.7               109.0           141.7
                                                             -------------   ------------     -------------      ----------
           Total operating revenues                              1,133.3        2,652.5                  --         3,785.8

OPERATING EXPENSES
      Natural gas purchased for trading and marketing                 --        1,507.8                  --         1,507.8
      Natural gas and petroleum products purchased                    --          461.1                  --           461.1
      Fuel used in electric generation                             171.0             --                  --           171.0
      Net interchange and purchased power                           79.0           82.4                  --           161.4
      Other operation and maintenance                              359.3          214.3                  --           573.6
      Depreciation and amortization                                125.8           78.2                  --           204.0
      Property and other taxes                                      67.2           29.7                  --            96.9
                                                             -------------   ------------     -------------      ----------
           Total operating expenses                                802.3        2,373.5                  --         3,175.8
                                                             -------------   ------------     -------------      ----------

OPERATING INCOME                                                   331.0          279.0                  --           610.0
                                                             -------------   ------------     -------------      ----------

OTHER INCOME AND EXPENSES
      Deferred returns and allowance for funds used
           during construction                                      28.8            0.3                (2.9)           26.2
      Other, net                                                     3.4            4.7                   --            8.1
                                                             -------------   ------------     -------------      ----------
           Total other income and expense                           32.2            5.0                (2.9)           34.3
                                                             -------------   ------------     -------------      ----------

EARNINGS BEFORE INTEREST AND TAXES                                 363.2          284.0                (2.9)          644.3

INTEREST EXPENSE                                                    70.0           50.5                (2.9)          117.6

MINORITY INTEREST                                                     --           10.5                  --            10.5
                                                             -------------   ------------     -------------      ----------

EARNINGS BEFORE INCOME TAXES                                       293.2          223.0                  --           516.2

INCOME TAXES                                                       117.8           86.7                  --           204.5
                                                             -------------   ------------     -------------      ----------

NET INCOME                                                   $     175.4       $  136.3           $      --        $  311.7
                                                             =============   ============     =============      ==========

COMMON STOCK DATA
      Average shares outstanding                                   201.6          151.3                 6.7           359.6
      Earnings per share                                     $      0.82       $   0.90                            $   0.84
      Dividends per share                                    $      0.53       $   0.24                            $   0.40


See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1996
                     (In millions, except per share amounts)


                                                                Duke          PanEnergy       Pro Forma     Pro Forma
                                                            (As Reported)   (Reclassified)   Adjustments    Combined
Operating Revenues
      Operating revenues                                     $   1,162.1      $      --      $  (1,162.1)    $      --
      Natural gas and petroleum products
           Sales from trading and marketing of natural gas            --          898.3                --        898.3
           Sales of natural gas and petroleum products                --          371.9                --        371.9
           Transportation and storage of natural gas                  --          400.9                --        400.9
      Electric                                                        --            1.0           1,100.4      1,101.4
      Other                                                           --           24.9              61.7         86.6
                                                            -------------   ------------    -------------   ----------
           Total operating revenues                              1,162.1        1,697.0                --      2,859.1
                                                            -------------   ------------    -------------   ----------

Operating Expenses
      Natural gas purchased for trading and marketing                 --          864.6                --        864.6
      Natural gas and petroleum products purchased                    --          291.1                --        291.1
      Fuel used in electric generation                             176.6             --                --        176.6
      Net interchange and purchased power                          109.3            0.9                --        110.2
      Other operation and maintenance                              330.1          227.4                --        557.5
      Depreciation and amortization                                122.7           72.1                --        194.8
      Property and other taxes                                      66.0           22.6                --         88.6
                                                            -------------   ------------    -------------   ----------
           Total operating expenses                                804.7        1,478.7                --      2,283.4
                                                            -------------   ------------    -------------   ----------

Operating Income                                                   357.4          218.3                --        575.7
                                                            -------------   ------------    -------------   ----------

 Other Income and Expenses
      Deferred returns and allowance for funds used
           during construction                                      28.9            0.4              (2.3)        27.0

      Other, net                                                     2.9            3.3                --          6.2
                                                            -------------   ------------    -------------   ----------
           Total interest expense and other income                  31.8            3.7              (2.3)        33.2
                                                            -------------   ------------    -------------   ----------

Earnings Before Interest and Taxes                                 389.2          222.0              (2.3)       608.9

Interest Expense                                                    71.4           58.3              (2.3)       127.4
                                                            -------------   ------------    -------------   ----------
Earnings Before Income Taxes                                       317.8          163.7                --        481.5

Income Taxes                                                       126.5           61.9                --        188.4
                                                            -------------   ------------    -------------   ----------
Net Income                                                   $     191.3      $   101.8           $    --    $   293.1
                                                            =============   ============    =============   ==========
Common Stock Data
      Average shares outstanding                                   204.9          150.5         6.7              362.1
      Earnings per share                                     $      0.88      $    0.68                      $    0.78
      Dividends per share                                    $      0.51      $   0.225                      $    0.38


See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                     (In millions, except per share amounts)


                                                                     Duke         PanEnergy     Pro Forma       Pro Forma
                                                                (As Reported)  (Reclassified)  Adjustments      Combined
Operating Revenues
      Operating revenues                                        $   4,758.0    $         --    $  (4,758.0)    $        --
      Natural gas and petroleum products
           Sales from trading and marketing of natural gas               --         3,763.1             --         3,763.1
           Sales of natural gas and petroleum products                   --         2,116.1             --         2,116.1
           Transportation and storage of natural gas                     --         1,522.9             --         1,522.9
      Electric                                                           --            77.8        4,436.6         4,514.4
      Other                                                              --            95.7          321.4           417.1
                                                                -----------    ------------   ------------     -----------
           Total operating revenues                                 4,758.0         7,575.6             --        12,333.6
                                                                -----------    ------------   ------------     -----------

Operating Expenses
      Natural gas purchased for trading and marketing                    --         3,665.9             --         3,665.9
      Natural gas and petroleum products purchased                       --         1,779.6             --         1,779.6
      Fuel used in electric generation                                758.5              --             --           758.5
      Net interchange and purchased power                             378.7            78.1             --           456.8
      Other operation and maintenance                               1,505.1           877.7             --         2,382.8
      Depreciation and amortization                                   492.2           297.2             --           789.4
      Property and other taxes                                        261.3            80.7             --           342.0
                                                                -----------    ------------   ------------     -----------
           Total operating expenses                                 3,395.8         6,779.2             --        10,175.0
                                                                -----------    ------------   ------------     -----------

Operating Income                                                    1,362.2           796.4             --         2,158.6
                                                                -----------    ------------   ------------     -----------

Other Income and Expenses
      Deferred returns and allowance for funds used
           during construction                                        111.9             1.9           (9.0)          104.8
      Other, net                                                       14.6            16.2             --            30.8
                                                                -----------    ------------   ------------     -----------
           Total other income and expense                             126.5            18.1           (9.0)          135.6
                                                                -----------    ------------   ------------     -----------

Earnings Before Interest and Taxes                                  1,488.7           814.5           (9.0)        2,294.2

Interest Expense                                                      283.1           225.1           (9.0)          499.2

Minority Interest                                                        --             6.2             --             6.2
                                                                -----------    ------------   ------------     -----------

Earnings Before Income Taxes                                        1,205.6           583.2             --         1,788.8

Income Taxes                                                          475.7           222.1             --           697.8
                                                                -----------    ------------   ------------     -----------

Income Before Extraordinary Item                                $     729.9    $      361.1    $        --     $   1,091.0
                                                                ===========    ============   ============     ===========

Common Stock Data
      Average shares outstanding                                      203.6           150.9            6.7           361.2
      Earnings per share before extraordinary item              $      3.37    $       2.39                    $      2.90
      Dividends per share                                       $      2.08    $      0.945                    $      1.57


See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995
                     (In millions, except per share amounts)


                                                                    Duke          PanEnergy      Pro Forma      Pro Forma
                                                               (As Reported)   (Reclassified)   Adjustments     Combined
Operating Revenues
      Operating revenues                                        $   4,676.6     $     --        $  (4,676.6)    $   --
      Natural gas and petroleum products
           Sales from trading and marketing of natural gas           --              1,865.4         --            1,865.4
           Sales of natural gas and petroleum products               --              1,531.8         --            1,531.8
           Transportation and storage of natural gas                 --              1,500.6         --            1,500.6
      Electric                                                       --                  9.8        4,454.6        4,464.4
      Other                                                          --                110.5          222.0          332.5
                                                                -----------    -------------  -------------    -----------
           Total operating revenues                                 4,676.6          5,018.1         --            9,694.7
                                                                -----------    -------------  -------------    -----------

Operating Expenses
      Natural gas purchased for trading and marketing                --              1,815.4         --            1,815.4
      Natural gas and petroleum products purchased                   --              1,303.9         --            1,303.9
      Fuel used in electric generation                                744.2           --             --              744.2
      Net interchange and purchased power                             468.3             11.9         --              480.2
      Other operation and maintenance                               1,403.6            805.4         --            2,209.0
      Depreciation and amortization                                   458.1            279.0         --              737.1
      Property and other taxes                                        253.4             83.2         --              336.6
                                                                -----------    -------------  -------------    -----------
           Total operating expenses                                 3,327.6          4,298.8         --            7,626.4
                                                                -----------    -------------  -------------    -----------

Operating Income                                                    1,349.0            719.3         --            2,068.3
                                                                -----------    -------------  -------------    -----------

Other Income and Expenses
      Deferred returns and allowance for funds used
           during construction                                        125.0              3.7          (14.8)         113.9
      Other, net                                                       (3.8)            12.1         --                8.3
                                                                -----------    -------------  -------------    -----------
           Total other income and expense                             121.2             15.8          (14.8)         122.2
                                                                -----------    -------------  -------------    -----------

Earnings Before Interest and Taxes                                  1,470.2            735.1          (14.8)       2,190.5

Interest Expense                                                      289.3            233.7          (14.8)         508.2
                                                                -----------    -------------  -------------    -----------

Earnings Before Income Taxes                                        1,180.9            501.4         --            1,682.3

Income Taxes                                                          466.4            197.8         --              664.2
                                                                -----------    -------------  -------------    -----------

Net Income                                                      $     714.5     $      303.6    $    --         $  1,018.1
                                                                ===========    =============  ============     ===========

Common Stock Data
      Average shares outstanding                                      204.9            149.7            6.6          361.2
      Earnings per share                                        $      3.25     $       2.03                    $     2.68
      Dividends per share                                       $      2.00     $      0.885                    $     1.50


See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1994
                     (In millions, except per share amounts)


                                                                   Duke         PanEnergy        Pro Forma     Pro Forma
                                                               (As Reported)  (Reclassified)    Adjustments    Combined
Operating Revenues
      Operating revenues                                        $   4,489.0    $    --         $  (4,489.0)    $   --
      Natural gas and petroleum products
           Sales from trading and marketing of natural gas           --            1,635.9          --            1,635.9
           Sales of natural gas and petroleum products               --            1,408.1          --            1,408.1
           Transportation and storage of natural gas                 --            1,432.8          --            1,432.8
      Electric                                                       --             --             4,312.4        4,312.4
      Other                                                          --              149.2           176.6          325.8
                                                                -----------     ----------      ----------     ----------
           Total operating revenues                                 4,489.0        4,626.0          --            9,115.0
                                                                -----------     ----------      ----------     ----------

Operating Expenses
      Natural gas purchased for trading and marketing                --            1,606.4          --            1,606.4
      Natural gas and petroleum products purchased                   --            1,223.0          --            1,223.0
      Fuel used in electric generation                                705.0         --              --              705.0
      Net interchange and purchased power                             553.4         --              --              553.4
      Other operation and maintenance                               1,341.7          829.4          --            2,171.1
      Depreciation and amortization                                   459.8          257.0          --              716.8
      Property and other taxes                                        249.3           84.0          --              333.3
                                                                -----------     ----------      ----------     ----------
           Total operating expenses                                 3,309.2        3,999.8          --            7,309.0
                                                                -----------     ----------      ----------     ----------

Operating Income                                                    1,179.8          626.2          --            1,806.0
                                                                -----------     ----------      ----------     ----------

Other Income and Expenses
      Deferred returns and allowance for funds used
           during construction                                        111.9            9.4           (14.3)         107.0
      Other, net                                                       14.4          (20.4)         --               (6.0)
                                                                -----------     ----------      ----------     ----------
           Total other income and expense                             126.3          (11.0)          (14.3)         101.0
                                                                -----------     ----------      ----------     ----------

Earnings Before Interest and Taxes                                  1,306.1          615.2           (14.3)       1,907.0

Interest Expense                                                      270.2          228.6           (14.3)         484.5
                                                                -----------     ----------      ----------     ----------

Earnings Before Income Taxes                                        1,035.9          386.6          --            1,422.5

Income Taxes                                                          397.0          161.4          --              558.4
                                                                -----------     ----------      ----------     ----------

Net Income                                                      $     638.9    $     225.2     $    --         $    864.1
                                                                ===========    ===========     ===========     ==========

Common Stock Data
      Average shares outstanding                                      204.9          148.7             6.6          360.2
      Earnings per share                                        $      2.88    $      1.51                     $     2.26
      Dividends per share                                       $      1.92    $      0.84                     $     1.44

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 1997
                                  (In millions)

                                                                       Duke          PanEnergy      Pro Forma      Pro Forma
                                                                   (As Reported)  (Reclassified)   Adjustments      Combined
ASSETS
Current Assets
      Cash and cash equivalents                                     $    --        $      25.8     $      93.6     $     119.4
      Cash                                                                 23.1         --               (23.1)         --
      Short-term investments                                               70.5         --               (70.5)         --
      Receivables                                                         673.4          928.4          --             1,601.8
      Inventory                                                           321.3          103.3          --               424.6
      Current portion of natural gas pipeline transition costs           --               67.0          --                67.0
      Current portion of purchased capacity costs                        --             --                65.2            65.2
      Other                                                                28.1          298.5          --               326.6
                                                                   ------------   ------------    -------------    -----------
            Total current assets                                        1,116.4        1,423.0            65.2         2,604.6
                                                                   ------------   ------------    -------------    -----------

Investments and Other Assets
      Investments in affiliates                                           182.7          340.7          --               523.4
      Other investments                                                   117.4         --              (117.4)         --
      Nuclear decommissioning trust funds                                 381.5         --              --               381.5
      Pre-funded pension costs                                             80.0          286.4          --               366.4
      Goodwill, net                                                      --              189.1            30.1           219.2
      Other                                                              --               56.9            87.3           144.2
                                                                   ------------   ------------    -------------    -----------
            Total investments and other assets                            761.6          873.1          --             1,634.7
                                                                   ------------   ------------    -------------    -----------

Property, Plant and Equipment
      Electric plant in service                                        14,291.3                      (14,291.3)         --
      Original cost                                                      --            8,867.7        15,799.8        24,667.5
      Less accumulated depreciation and amortization                    5,524.9        3,436.3           419.5         9,380.7
      Nuclear fuel                                                        632.1         --              (632.1)         --
      Less accumulated amortization                                       386.7         --              (386.7)         --
      Construction work in progress                                       377.2         --              (377.2)         --
      Other property - at cost (less accumulated depreciation)            466.4         --              (466.4)         --
                                                                   ------------   ------------    -------------    -----------
            Net property, plant and equipment                           9,855.4        5,431.4          --            15,286.8
                                                                   ------------   ------------    -------------    -----------

Regulatory Assets
      Purchased capacity costs                                            877.9         --               (65.2)          812.7
      Debt expense                                                        167.1           72.0          --               239.1
      Regulatory asset related to income taxes                            488.6           11.0          --               499.6
      Regulatory assets related to DOE assessment fee                      94.7         --               (94.7)         --
      Natural gas pipeline transition costs                              --              235.2          --               235.2
      Environmental clean-up costs                                       --              115.2          --               115.2
      Other                                                               113.5          116.0            94.7           324.2
                                                                   ------------   ------------    -------------    -----------
            Total regulatory assets                                     1,741.8          549.4           (65.2)        2,226.0
                                                                   ------------   ------------    -------------    -----------

      Total Assets                                                  $  13,475.2    $   8,276.9     $    --         $  21,752.1
                                                                   ============   ============    =============    ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 1997
                                  (In millions)

                                                                              Duke        PanEnergy      Pro Forma     Pro Forma
                                                                         (As Reported)  (Reclassified)  Adjustments     Combined

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                                    $     176.7    $    700.1    $   --         $     876.8
      Notes payable                                                              54.5        --             (54.5)         --
      Notes payable and commercial paper                                       --             275.3          54.5           329.8
      Taxes accrued                                                             128.9         114.6        --               243.5
      Interest accrued                                                           44.5          52.4        --                96.9
      Current portion of natural gas transition liabilities                    --             115.4        --               115.4
      Current portion of environmental clean-up liabilities                    --              27.8        --                27.8
      Current maturities of long-term debt and preferred stock                  193.3          23.8        --               217.1
      Other                                                                     128.9         562.0        --               690.9
                                                                         ------------    ----------    ----------     -----------
            Total current liabilities                                           726.8       1,871.4        --             2,598.2
                                                                         ------------    ----------    ----------     -----------

Long-term Debt                                                                3,588.2       1,947.4        --             5,535.6
                                                                         ------------    ----------    ----------     -----------

Accumulated Deferred Income Taxes                                             2,382.1        --          (2,382.1)         --
                                                                         ------------    ----------    ----------     -----------

Deferred Credits and Other Liabilities
      Deferred income taxes                                                    --           1,235.1       2,382.1         3,617.2
      Investment tax credit                                                     247.3        --            --               247.3
      DOE assessment fee                                                         94.7        --             (94.7)         --
      Nuclear decommissioning costs externally funded                           381.6        --            --               381.6
      Natural gas transition liabilities                                       --              66.6        --                66.6
      Environmental clean-up liabilities                                       --             185.6        --               185.6
      Other                                                                     425.1         356.5          93.5           875.1
                                                                         ------------    ----------    ----------     -----------
            Total deferred credits and other liabilities                      1,148.7       1,843.8       2,380.9         5,373.4
                                                                         ------------    ----------    ----------     -----------

Minority Interests                                                             --              57.4           1.2            58.6
                                                                         ------------    ----------    ----------     -----------

Preferred and Preference Stock
      Preferred & preference stock with sinking fund requirements               234.0        --            --               234.0
      Preferred & preference stock without sinking fund requirements            450.0        --            --               450.0
                                                                         ------------    ----------    ----------     -----------
            Total preferred and preference stock                                684.0        --            --               684.0
                                                                         ------------    ----------    ----------     -----------


Common Stockholders' Equity
      Common stock                                                            1,896.1       2,397.9        --             4,294.0
      Retained earnings                                                       3,049.3         159.0        --             3,208.3
                                                                         ------------    ----------    ----------     -----------
            Total common stockholders' equity                                 4,945.4       2,556.9        --             7,502.3
                                                                         ------------    ----------    ----------     -----------

      Total Liabilities and Stockholders' Equity                          $  13,475.2    $  8,276.9    $   --         $  21,752.1
                                                                         ============    ==========    ==========     ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                December 31, 1996
                                  (In millions)

                                                                       Duke         PanEnergy       Pro Forma       Pro Forma
                                                                   (As Reported)  (Reclassified)   Adjustments      Combined
ASSETS
Current Assets
      Cash and cash equivalents                                     $    --        $      57.2     $     108.8     $     166.0
      Cash                                                                 36.1         --               (36.1)         --
      Short-term investments                                               72.7         --               (72.7)         --
      Receivables                                                         710.0        1,178.0          --             1,888.0
      Inventory                                                           301.4          132.1          --               433.5
      Current portion of natural gas pipeline transition costs           --               67.9          --                67.9
      Current portion of purchased capacity costs                        --             --                51.3            51.3
      Other                                                                23.9          133.2          --               157.1
                                                                    -----------    -----------     ------------    -----------
            Total current assets                                        1,144.1        1,568.4            51.3         2,763.8
                                                                    -----------    -----------     ------------    -----------

Investments and Other Assets
      Investments in affiliates                                           189.0          313.9          --               502.9
      Other investments                                                   114.7         --              (114.7)         --
      Nuclear decommissioning trust funds                                 362.6         --              --               362.6
      Pre-funded pension costs                                             80.0          280.6          --               360.6
      Goodwill, net                                                      --              191.4            30.7           222.1
      Other                                                              --               58.4            84.0           142.4
                                                                    -----------    -----------     ------------    -----------
            Total investments and other assets                            746.3          844.3          --             1,590.6
                                                                    -----------    -----------     ------------    -----------

Property, Plant and Equipment
      Electric plant in service                                        14,194.4                      (14,194.4)         --
      Original cost                                                      --            8,822.5        15,645.7        24,468.2
      Less accumulated depreciation and amortization                    5,438.5        3,365.8           394.8         9,199.1
      Nuclear fuel                                                        604.8         --              (604.8)         --
      Less accumulated amortization                                       363.3         --              (363.3)         --
      Construction work in progress                                       389.0         --              (389.0)         --
      Other property - at cost (less accumulated depreciation)            426.0         --              (426.0)         --
                                                                    -----------    -----------     ------------    -----------
            Net property, plant and equipment                           9,812.4        5,456.7          --            15,269.1
                                                                    -----------    -----------     ------------    -----------

Regulatory Assets
      Purchased capacity costs                                            892.0         --               (51.3)          840.7
      Debt expense                                                        169.8           74.2          --               244.0
      Regulatory asset related to income taxes                            489.0            4.5          --               493.5
      Regulatory assets related to DOE assessment fee                      94.7         --               (94.7)         --
      Natural gas pipeline transition costs                              --              250.0          --               250.0
      Environmental clean-up costs                                       --              153.2          --               153.2
      Other                                                               121.4          133.9            94.7           350.0
                                                                    -----------    -----------     ------------    -----------
            Total regulatory assets                                     1,766.9          615.8           (51.3)        2,331.4
                                                                    -----------    -----------     ------------    -----------

      Total Assets                                                  $  13,469.7    $   8,485.2     $    --         $  21,954.9
                                                                    ===========    ===========     ============    ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                December 31, 1996
                                  (In millions)

                                                                              Duke         PanEnergy    Pro Forma     Pro Forma
                                                                         (As Reported) (Reclassified)  Adjustments     Combined
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                                    $     327.3    $    959.2    $   --         $   1,286.5
      Notes payable                                                             105.6        --            (105.6)         --
      Notes payable and commercial paper                                       --             354.1         105.6           459.7
      Taxes accrued                                                               1.0          73.8        --                74.8
      Interest accrued                                                           64.6          59.7        --               124.3
      Current portion of natural gas transition liabilities                    --              84.4        --                84.4
      Current portion of environmental clean-up liabilities                    --              32.4        --                32.4
      Current maturities of long-term debt                                      212.3         138.3        --               350.6
      Other                                                                     152.2         356.1        --               508.3
                                                                          -----------    ----------    -----------    -----------
            Total current liabilities                                           863.0       2,058.0        --             2,921.0
                                                                          -----------    ----------    -----------    -----------

Long-term Debt                                                                3,538.1       1,947.0        --             5,485.1
                                                                          -----------    ----------    -----------    -----------

Accumulated Deferred Income Taxes                                             2,376.0        --          (2,376.0)         --
                                                                          -----------    ----------    -----------    -----------

Deferred Credits and Other Liabilities
      Deferred income taxes                                                    --           1,192.5       2,376.0         3,568.5
      Investment tax credit                                                     250.1        --            --               250.1
      DOE assessment fee                                                         94.7        --             (94.7)         --
      Nuclear decommissioning costs externally funded                           362.6        --            --               362.6
      Natural gas transition liabilities                                       --             121.9        --               121.9
      Environmental clean-up liabilities                                       --             188.9        --               188.9
      Other                                                                     412.5         442.1          93.6           948.2
                                                                          -----------    ----------    -----------    -----------
            Total deferred credits and other liabilities                      1,119.9       1,945.4       2,374.9         5,440.2
                                                                          -----------    ----------    -----------    -----------

Minority Interests                                                             --              82.3           1.1            83.4
                                                                          -----------    ----------    -----------    -----------

Preferred and Preference Stock
      Preferred & preference stock with sinking fund requirements               234.0        --            --               234.0
      Preferred & preference stock without sinking fund requirements            450.0        --            --               450.0
                                                                          -----------    ----------    -----------    -----------
            Total preferred and preference stock                                684.0        --            --               684.0
                                                                          -----------    ----------    -----------    -----------


Common Stockholders' Equity
      Common stock                                                            1,896.1       2,393.2        --             4,289.3
      Retained earnings                                                       2,992.6          59.3        --             3,051.9
                                                                          -----------    ----------    -----------    -----------
            Total common stockholders' equity                                 4,888.7       2,452.5        --             7,341.2
                                                                          -----------    ----------    -----------    -----------

      Total Liabilities and Stockholders' Equity                          $  13,469.7    $  8,485.2    $   --         $  21,954.9
                                                                          ===========    ==========    ===========    ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                December 31, 1995
                                  (In millions)

                                                                        Duke         PanEnergy      Pro Forma      Pro Forma
                                                                    (As Reported)  (Reclassified)   Adjustments     Combined
ASSETS
Current Assets
      Cash and cash equivalents                                     $    --        $      50.8     $     121.7     $     172.5
      Cash                                                                 45.4         --               (45.4)         --
      Short-term investments                                               76.3         --               (76.3)         --
      Receivables                                                         689.7          505.1          --             1,194.8
      Inventory                                                           341.8          135.8          --               477.6
      Current portion of natural gas pipeline transition costs           --               70.0          --                70.0
      Current portion of purchased capacity costs                        --             --                73.5            73.5
      Other                                                                22.9          148.5          --               171.4
                                                                    -----------    -----------     ------------    -----------
            Total current assets                                        1,176.1          910.2            73.5         2,159.8
                                                                    -----------    -----------     ------------    -----------

Investments and Other Assets
      Investments in affiliates                                           163.3          164.3          --               327.6
      Other investments                                                    85.2         --               (85.2)         --
      Nuclear decommissioning trust funds                                 273.5         --              --               273.5
      Pre-funded pension costs                                             80.0          259.3          --               339.3
      Goodwill, net                                                      --              239.7             7.8           247.5
      Other                                                              --               65.8            77.4           143.2
                                                                    -----------    -----------     ------------    -----------
            Total investments and other assets                            602.0          729.1          --             1,331.1
                                                                    -----------    -----------     ------------    -----------
Property, Plant and Equipment
      Electric plant in service                                        13,822.3                      (13,822.3)             --
      Original cost                                                      --            8,400.7        15,321.3        23,722.0
      Less accumulated depreciation and amortization                    5,122.2        3,250.9           483.9         8,857.0
      Nuclear fuel                                                        731.7         --              (731.7)         --
      Less accumulated amortization                                       453.9         --              (453.9)         --
      Construction work in progress                                       382.6         --              (382.6)         --
      Other property - at cost (less accumulated depreciation)            354.7         --              (354.7)         --
                                                                    -----------    -----------     ------------    -----------
            Net property, plant and equipment                           9,715.2        5,149.8          --            14,865.0
                                                                    -----------    -----------     ------------    -----------
Regulatory Assets
      Purchased capacity costs                                            965.5         --               (73.5)          892.0
      Debt expense                                                        180.9           67.4          --               248.3
      Regulatory asset related to income taxes                            490.7            0.9          --               491.6
      Regulatory assets related to DOE assessment fee                     101.3         --              (101.3)         --
      Natural gas pipeline transition costs                              --              310.0          --               310.0
      Environmental clean-up costs                                       --              197.9          --               197.9
      Other                                                               126.8          144.1           101.3           372.2
                                                                    -----------    -----------     ------------    -----------
            Total regulatory assets                                     1,865.2          720.3           (73.5)        2,512.0
                                                                    -----------    -----------     ------------    -----------
      Total Assets                                                  $  13,358.5    $   7,509.4     $    --         $  20,867.9
                                                                    ===========    ===========     ============    ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                December 31, 1995
                                  (In millions)


                                                                              Duke         PanEnergy     Pro Forma       Pro Forma
                                                                         (As Reported)  (Reclassified)  Adjustments      Combined
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                                    $     343.7    $    391.2     $   --         $     734.9
      Notes payable                                                             155.3        --             (155.3)         --
      Notes payable and commercial paper                                       --             145.0          155.3           300.3
      Taxes accrued                                                              34.9          65.0         --                99.9
      Interest accrued                                                           73.7          69.1         --               142.8
      Current portion of natural gas transition liabilities                    --             125.0         --               125.0
      Current portion of environmental clean-up liabilities                    --              56.3         --                56.3
      Current maturities of long-term debt and preferred stock                   12.1         179.6         --               191.7
      Other                                                                     149.5         292.2         --               441.7
                                                                          -----------    ----------     ----------     -----------
            Total current liabilities                                           769.2       1,323.4         --             2,092.6
                                                                          -----------    ----------     ----------     -----------

Long-term Debt                                                                3,711.4       2,091.6         --             5,803.0
                                                                          -----------    ----------     ----------     -----------

Accumulated Deferred Income Taxes                                             2,382.2        --           (2,382.2)         --
                                                                          -----------    ----------     ----------     -----------
Deferred Credits and Other Liabilities
      Deferred income taxes                                                    --           1,102.1        2,382.2         3,484.3
      Investment tax credit                                                     261.3        --             --               261.3
      DOE assessment fee                                                        101.3        --             (101.3)         --
      Nuclear decommissioning costs externally funded                           273.5        --             --               273.5
      Natural gas transition liabilities                                       --             165.0         --               165.0
      Environmental clean-up liabilities                                       --             225.8         --               225.8
      Other                                                                     390.4         374.2          100.1           864.7
                                                                          -----------    ----------     ----------     -----------
            Total deferred credits and other liabilities                      1,026.5       1,867.1        2,381.0         5,274.6
                                                                          -----------    ----------     ----------     -----------
Minority Interests                                                             --            --                1.2             1.2
                                                                          -----------    ----------     ----------     -----------
Preferred and Preference Stock
      Preferred & preference stock with sinking fund requirements               234.0        --             --               234.0
      Preferred & preference stock without sinking fund requirements            450.0        --             --               450.0
                                                                          -----------    ----------     ----------     -----------
            Total preferred and preference stock                                684.0        --             --               684.0
                                                                          -----------    ----------     ----------     -----------
Common Stockholders' Equity
      Common stock                                                            1,926.9       2,369.9         --             4,296.8
      Retained earnings (deficit)                                             2,858.3        (142.6)        --             2,715.7
                                                                          -----------    ----------     ----------     -----------
            Total common stockholders' equity                                 4,785.2       2,227.3         --             7,012.5
                                                                          -----------    ----------     ----------     -----------

      Total Liabilities and Stockholders' Equity                          $  13,358.5    $  7,509.4     $   --         $  20,867.9
                                                                          ===========    ==========     ==========     ===========

See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                             DUKE ENERGY CORPORATION
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


The preceding unaudited pro forma combined statements of income and balance sheets reflect the effect of the Merger of the registrant and PanEnergy Corp as described in Item 2 of this Form 8-K report. The preceding financial statements were prepared on the pooling of interests basis of accounting. Certain pro forma adjustments have been made to the statement of income and balance sheet classifications to be consistent with the presentation expected to be used by the registrant.

      1. The Merger Agreement established a conversion ratio of 1.0444 shares of the registrant's Common Stock for each share of PanEnergy Corp Common Stock. The pro forma average shares were computed as the aggregate of the average shares outstanding of the registrant and PanEnergy Corp for the period presented, adjusted by the exchange ratio. The unaudited pro forma combined financial statements are presented as if the companies were combined during all periods included herein.

      2. Earnings per share amounts were calculated based on the pro forma average share figures described above and earnings for common stockholders for the period.

      3. There were no material intercompany transactions between the registrant and PanEnergy during the periods presented.

      4. The effects of accounting policy differences are immaterial and have not been adjusted in the selected unaudited pro forma combined financial statements presented.

      5. The following unaudited reclassifying financial data reflect the reclassifying entries necessary to adjust PanEnergy Corp's consolidated statement of income and balance sheet classifications to be consistent with the presentation expected to be used by the registrant.

                                 PANENERGY CORP
                   UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1997
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                      PANENERGY         PANENERGY      PANENERGY
                                                                    (AS REPORTED)      (RECLASSES)  (RECLASSIFIED)
 OPERATING REVENUES
              Natural gas and petroleum products
                 Sales from trading and marketing of natural gas                      $   1,553.0    $   1,553.0
                 Sales of natural gas, petroleum products and power   $   2,209.8        (1,635.5)         574.3
                 Transportation and storage of natural gas                  410.0          --              410.0
              Electric                                                     --                82.5           82.5
              Other                                                          23.2             9.5           32.7
                                                                      -----------     ------------   -----------
                           Total operating revenues                       2,643.0             9.5        2,652.5
                                                                      -----------     ------------   -----------

 OPERATING EXPENSES
              Natural gas purchased for trading and marketing              --             1,507.8        1,507.8
              Natural gas, petroleum products and power purchased         2,051.3        (1,590.2)         461.1
              Net interchange and purchased power                          --                82.4           82.4
              Other operation and maintenance                              --               214.3          214.3
              Operating and maintenance                                     159.7          (159.7)        --
              General and administrative                                     54.6           (54.6)        --
              Depreciation and amortization                                  78.2          --               78.2
              Miscellaneous taxes                                            29.7          --               29.7
                                                                      -----------     ------------   -----------
                           Total operating expenses                       2,373.5          --            2,373.5
                                                                      -----------     ------------   -----------

 OPERATING INCOME                                                           269.5             9.5          279.0
                                                                      -----------     ------------   -----------

 OTHER INCOME AND EXPENSES
              Deferred returns and allowance FOR FUNDS USED
                  during construction                                      --                 0.3            0.3
              Equity in earnings of unconsolidated affiliates                 9.5            (9.5)        --
              Other, net                                                      5.0            (0.3)           4.7
                                                                      -----------     ------------   -----------
                           Total other income and expense                    14.5            (9.5)           5.0
                                                                      -----------     ------------   -----------

 EARNINGS BEFORE INTEREST AND TAXES                                         284.0          --              284.0

 INTEREST EXPENSE                                                            50.5          --               50.5

 MINORITY INTEREST                                                           10.5          --               10.5
                                                                      -----------     ------------   -----------

 EARNINGS BEFORE INCOME TAXES                                               223.0          --              223.0

 INCOME TAXES                                                                86.7          --               86.7
                                                                      -----------     ------------   -----------

 NET INCOME                                                           $     136.3     $    --         $    136.3
                                                                      ===========     ============   ===========

COMMON STOCK DATA
             Average shares outstanding                                     151.3                          151.3
             Earnings per share                                       $      0.90                     $     0.90
             Dividends per share                                      $      0.24                     $     0.24

                                 PANENERGY CORP
                   UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1996
                     (In millions, except per share amounts)


                                                                    PanEnergy      PanEnergy      PanEnergy
                                                                  (As Reported)   (Reclasses)   (Reclassified)
 Operating Revenues

       Natural gas and petroleum products
          Sales from trading and marketing of natural gas                         $    898.3     $    898.3
          Sales of natural gas, petroleum products and power      $    1,271.2    $   (899.3)         371.9
          Transportation and storage of natural gas                      400.9        --              400.9
       Electric                                                         --               1.0            1.0
       Other                                                              19.8           5.1           24.9
                                                                  ------------    -----------    ----------
             Total operating revenues                                  1,691.9           5.1        1,697.0
                                                                  ------------    -----------    ----------

 Operating Expenses
       Natural gas purchased for trading and marketing                  --             864.6          864.6
       Natural gas, petroleum products and power purchased             1,156.6        (865.5)         291.1
       Net interchange and purchased power                              --               0.9            0.9
       Other operation and maintenance                                  --             227.4          227.4
       Operating and maintenance                                         152.6        (152.6)        --
       General and administrative                                         74.8         (74.8)        --
       Depreciation and amortization                                      72.1        --               72.1
       Miscellaneous taxes                                                22.6        --               22.6
                                                                  ------------    -----------    ----------
             Total operating expenses                                  1,478.7        --            1,478.7
                                                                  ------------    -----------    ----------

 Operating Income                                                        213.2           5.1          218.3
                                                                  ------------    -----------    ----------

 Other Income and Expenses
       Deferred returns and allowance for funds used
           during construction                                          --               0.4            0.4
       Equity in earnings of unconsolidated affiliates                     5.1          (5.1)        --
       Other, net                                                          3.7          (0.4)           3.3
                                                                  ------------    -----------    ----------
             Total other income and expense                                8.8          (5.1)           3.7
                                                                  ------------    -----------    ----------

 Earnings Before Interest and Taxes                                      222.0        --              222.0

 Interest Expense                                                         58.3        --               58.3
                                                                  ------------    -----------    ----------

 Earnings Before Income Taxes                                            163.7        --              163.7

 Income Taxes                                                             61.9        --               61.9
                                                                  ------------    -----------    ----------

 Net Income                                                       $      101.8    $   --         $    101.8
                                                                  ============    ===========    ==========

Common Stock Data
      Average shares outstanding                                         150.5                        150.5
      Earnings per share                                          $       0.68                   $     0.68
      Dividends per share                                         $      0.225                   $    0.225


                                 PANENERGY CORP
                   UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                     (In millions, except per share amounts)


                                                                   PanEnergy        PanEnergy       PanEnergy
                                                                 (As Reported)     (Reclasses)   (Reclassified)
Operating Revenues
      Natural gas and petroleum products
         Sales from trading and marketing of natural gas                          $    3,763.1    $   3,763.1
         Sales of natural gas, petroleum products and power      $    5,957.0         (3,840.9)       2,116.1
         Transportation and storage of natural gas                    1,522.9           --            1,522.9
      Electric                                                         --                 77.8           77.8
      Other                                                              56.9             38.8           95.7
                                                                 ------------     -------------    -----------
             Total operating revenues                                 7,536.8             38.8        7,575.6
                                                                 ------------     -------------    -----------

Operating Expenses
      Natural gas purchased for trading and marketing                  --              3,665.9        3,665.9
      Natural gas, petroleum products and power purchased             5,523.6         (3,744.0)       1,779.6
      Net interchange and purchased power                              --                 78.1           78.1
      Other operation and maintenance                                  --                877.7          877.7
      Operating and maintenance                                         605.4           (605.4)        --
      General and administrative                                        272.3           (272.3)        --
      Depreciation and amortization                                     297.2           --              297.2
      Miscellaneous taxes                                                80.7           --               80.7
                                                                 ------------     -------------    -----------
             Total operating expenses                                 6,779.2           --            6,779.2
                                                                 ------------     -------------    -----------

Operating Income                                                        757.6             38.8          796.4
                                                                 ------------     -------------    -----------

Other Income and Expenses
      Deferred returns and allowance for funds used
          during construction                                          --                  1.9            1.9
      Equity in earnings of unconsolidated affiliates                    38.8            (38.8)        --
      Interest and miscellaneous income                                  38.9            (38.9)        --
      Miscellaneous deductions                                          (20.8)            20.8         --
      Other, net                                                       --                 16.2           16.2
                                                                 ------------     -------------    -----------
             Total other income and expense                              56.9            (38.8)          18.1
                                                                 ------------     -------------    -----------

Earnings Before Interest and Taxes                                      814.5           --              814.5

Interest Expense                                                        225.1           --              225.1

Minority Interest                                                         6.2           --                6.2
                                                                 ------------     -------------    -----------

Earnings Before Income Taxes                                            583.2           --              583.2

Income Taxes                                                            222.1           --              222.1
                                                                 ------------     -------------    -----------

Income Before Extraordinary Item                                 $      361.1     $     --         $    361.1
                                                                 ============     =============    ===========

Common Stock Data
      Average shares outstanding                                        150.9                           150.9
      Earnings per share before extraordinary item               $       2.39                      $     2.39
      Dividends per share                                        $      0.945                      $    0.945

                                 PANENERGY CORP
                  UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995
                    (In millions, except per share amounts)


                                                                     PanEnergy      PanEnergy        PanEnergy
                                                                  (As Reported)    (Reclasses)    (Reclassified)
 Operating Revenues
       Natural gas and petroleum products
          Sales from trading and marketing of natural gas                          $    1,865.4   $    1,865.4
          Sales of natural gas, petroleum products and power      $    3,407.0         (1,875.2)       1,531.8
          Transportation and storage of natural gas                    1,500.6           --            1,500.6
       Electric                                                         --                  9.8            9.8
       Other                                                              59.9             50.6          110.5
                                                                  ------------     -------------  ------------
              Total operating revenues                                 4,967.5             50.6        5,018.1
                                                                  ------------     -------------  ------------

 Operating Expenses
       Natural gas purchased for trading and marketing                  --              1,815.4        1,815.4
       Natural gas, petroleum products and power purchased             3,131.2         (1,827.3)       1,303.9
       Net interchange and purchased power                              --                 11.9           11.9
       Other operation and maintenance                                  --                805.4          805.4
       Operating and maintenance                                         598.4           (598.4)        --
       General and administrative                                        207.0           (207.0)        --
       Depreciation and amortization                                     279.0           --              279.0
       Miscellaneous taxes                                                83.2           --               83.2
                                                                  ------------     -------------  ------------
              Total operating expenses                                 4,298.8           --            4,298.8
                                                                  ------------     -------------  ------------

 Operating Income                                                        668.7             50.6          719.3
                                                                  ------------     -------------  ------------

 Other Income and Expenses
       Deferred returns and allowance for funds used
           during construction                                          --                  3.7            3.7
       Equity in earnings of unconsolidated affiliates                    50.6            (50.6)        --
       Interest and miscellaneous income                                  36.8            (36.8)        --
       Miscellaneous deductions                                          (21.0)            21.0         --
       Other, net                                                       --                 12.1           12.1
                                                                  ------------     -------------  ------------
              Total other income and expense                              66.4            (50.6)          15.8
                                                                  ------------     -------------  ------------

 Earnings Before Interest and Taxes                                      735.1           --              735.1

 Interest Expense                                                        233.7           --              233.7
                                                                  ------------     -------------  ------------

 Earnings Before Income Taxes                                            501.4           --              501.4

 Income Taxes                                                            197.8           --              197.8
                                                                  ------------     -------------  ------------

 Net Income                                                       $      303.6     $     --         $    303.6
                                                                  ============     =============   ===========

Common Stock Data
       Average shares outstanding                                        149.7                           149.7
       Earnings per share                                         $       2.03                     $      2.03
       Dividends per share                                        $      0.885                     $     0.885


                                 PANENERGY CORP
                   UNAUDITED RECLASSIFYING STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1994
                    (In millions, except per share amounts)


                                                                PanEnergy       PanEnergy      PanEnergy
                                                              (As Reported)    (Reclasses)   (Reclassified)
 Operating Revenues
       Natural gas and petroleum products
          Sales from trading and marketing of natural gas                      $   1,635.9    $   1,635.9
          Sales of natural gas and petroleum products          $   3,044.0        (1,635.9)       1,408.1
          Transportation and storage of natural gas                1,432.8          --            1,432.8
       Other                                                         108.3            40.9          149.2
                                                               -----------     ------------   ------------
              Total operating revenues                             4,585.1            40.9        4,626.0
                                                               -----------     ------------   ------------

 Operating Expenses
       Natural gas purchased for trading and marketing              --             1,606.4        1,606.4
       Natural gas and petroleum products purchased                2,829.4        (1,606.4)       1,223.0
       Other operation and maintenance                              --               829.4          829.4
       Operating and maintenance                                     570.6          (570.6)        --
       General and administrative                                    258.8          (258.8)        --
       Depreciation and amortization                                 257.0          --              257.0
       Miscellaneous taxes                                            84.0          --               84.0
                                                               -----------     ------------   ------------
              Total operating expenses                             3,999.8          --            3,999.8
                                                               -----------     ------------   ------------

 Operating Income                                                    585.3            40.9          626.2
                                                               -----------     ------------   ------------

 Other Income and Expenses
       Deferred returns and allowance for funds used
           during construction                                      --                 9.4            9.4
       Equity in earnings of unconsolidated affiliates                40.9           (40.9)        --
       Interest and miscellaneous income                              23.0           (23.0)        --
       Miscellaneous deductions                                      (34.0)           34.0         --
       Other, net                                                   --               (20.4)         (20.4)
                                                               -----------     ------------   ------------
              Total other income and expense                          29.9           (40.9)         (11.0)
                                                               -----------     ------------   ------------

 Earnings Before Interest and Taxes                                  615.2          --              615.2

 Interest Expense                                                    228.6          --              228.6
                                                               -----------     ------------   ------------

 Earnings Before Income Taxes                                        386.6          --              386.6

 Income Taxes                                                        161.4          --              161.4
                                                               -----------     ------------   ------------

 Net Income                                                    $     225.2     $    --         $    225.2
                                                               ===========     ============   ============
Common Stock Data
       Average shares outstanding                                    148.7                          148.7
       Earnings per share                                      $      1.51                     $     1.51
       Dividends per share                                     $      0.84                     $     0.84

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                 March 31, 1997
                                  (In millions)

                                                                    PanEnergy      PanEnergy     PanEnergy
                                                                   (As Reported)  (Reclasses)  (Reclassified)
ASSETS
Current Assets
      Cash and cash equivalents                                     $     25.8    $ --         $     25.8
      Receivables                                                        928.4      --              928.4
      Inventory and supplies                                             103.3      --              103.3
      Current deferred income tax                                         61.6       (61.6)        --
      Current portion of natural gas pipeline transition costs          --            67.0           67.0
      Other                                                              382.5       (84.0)         298.5
                                                                    ----------    ---------    ----------
            Total current assets                                       1,501.6       (78.6)       1,423.0
                                                                    ----------    ---------    ----------

Investments and Other Assets
      Affiliates                                                         340.7      --              340.7
      Pre-funded pension cost                                           --           286.4          286.4
      Goodwill, net                                                     --           189.1          189.1
      Other                                                               56.9      --               56.9
                                                                    ----------    ---------    ----------
            Total investments and other assets                           397.6       475.5          873.1
                                                                    ----------    ---------    ----------

Property, Plant, and Equipment
      Original cost                                                    8,867.7      --            8,867.7
      Less accumulated depreciation and amortization                   3,436.3      --            3,436.3
                                                                    ----------    ---------    ----------
            Net property, plant and equipment                          5,431.4      --            5,431.4
                                                                    ----------    ---------    ----------

Deferred Charges
      Prepaid pension                                                    286.4      (286.4)        --
      Goodwill, net                                                      189.1      (189.1)        --
      Debt expense                                                      --            72.0           72.0
      Regulatory asset related to income taxes                          --            11.0           11.0
      Natural gas pipeline transition costs                             --           235.2          235.2
      Environmental clean-up costs                                      --           115.2          115.2
      Other                                                              557.1      (441.1)         116.0
                                                                    ----------    ---------    ----------
            Total deferred charges                                     1,032.6      (483.2)         549.4
                                                                    ----------    ---------    ----------

      Total Assets                                                  $  8,363.2    $  (86.3)    $  8,276.9
                                                                    ==========    =========    ==========

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                 March 31, 1997
                                  (In millions)

                                                                    PanEnergy      PanEnergy     PanEnergy
                                                                   (As Reported)  (Reclasses)  (Reclassified)

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                           $    700.1    $   --         $    700.1
      Notes payable and commercial paper                              275.3        --              275.3
      Taxes payable                                                   114.6        --              114.6
      Accrued interest                                                 52.4        --               52.4
      Current portion of natural gas transition liabilities          --             115.4          115.4
      Current portion of environmental clean-up liabilities          --              27.8           27.8
      Long-term debt due within one year                               23.8        --               23.8
      Rate refund provisions                                           37.8         (37.8)        --
      Other                                                           667.4        (105.4)         562.0
                                                                 ----------    -----------    ----------
            Total current liabilities                               1,871.4        --            1,871.4
                                                                 ----------    -----------    ----------

Long-term Debt                                                      1,947.4        --            1,947.4
                                                                 ----------    -----------    ----------

Deferred Credits and Other Liabilities
      Deferred income taxes                                         1,296.7         (61.6)       1,235.1
      Natural gas transition liabilities                             --              66.6           66.6
      Environmental clean-up liabilities                             --             185.6          185.6
      Other                                                           633.4        (276.9)         356.5
                                                                 ----------    -----------    ----------
            Total deferred credits and other liabilities            1,930.1         (86.3)       1,843.8
                                                                 ----------    -----------    ----------

Minority Interest                                                      57.4        --               57.4
                                                                 ----------    -----------    ----------

Common Stockholders' Equity
      Common stock                                                    151.5       2,246.4        2,397.9
      Paid-in capital                                               2,246.4      (2,246.4)        --
      Retained earnings                                               159.0        --              159.0
                                                                 ----------    -----------    ----------
            Total common stockholders' equity                       2,556.9        --            2,556.9
                                                                 ----------    -----------    ----------

      Total Liabilities and Stockholders' Equity                 $  8,363.2    $    (86.3)    $  8,276.9
                                                                 ==========    ===========    ==========

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                December 31, 1996
                                  (In millions)

                                                                    PanEnergy      PanEnergy        PanEnergy
                                                                  (As Reported)   (Reclasses)    (Reclassified)
ASSETS
Current Assets
      Cash and cash equivalents                                     $     57.2    $   --         $     57.2
      Receivables                                                       --           1,178.0        1,178.0
      Accounts and notes receivable
            Customers                                                  1,151.3      (1,151.3)        --
            Other                                                         26.7         (26.7)        --
      Inventory and supplies                                             132.1        --              132.1
      Current deferred income tax                                         50.4         (50.4)        --
      Current portion of natural gas pipeline transition costs          --              67.9           67.9
      Other                                                              217.8         (84.6)         133.2
                                                                   -----------    -----------    ----------
            Total current assets                                       1,635.5         (67.1)       1,568.4
                                                                   -----------    -----------    ----------

Investments and Other Assets
      Affiliates                                                         313.9        --              313.9
      Pre-funded pension cost                                           --             280.6          280.6
      Goodwill, net                                                     --             191.4          191.4
      Other                                                               58.4        --               58.4
                                                                   -----------    -----------    ----------
            Total investments and other assets                           372.3         472.0          844.3
                                                                   -----------    -----------    ----------

Property, Plant, and Equipment
      Original cost                                                    8,822.5        --            8,822.5
      Less accumulated depreciation and amortization                   3,365.8        --            3,365.8
                                                                   -----------    -----------    ----------
            Net property, plant and equipment                          5,456.7        --            5,456.7
                                                                   -----------    -----------    ----------

Deferred Charges
      Prepaid pension                                                    280.6        (280.6)        --
      Goodwill, net                                                      191.4        (191.4)        --
      Debt expense                                                      --              74.2           74.2
      Regulatory asset related to income taxes                          --               4.5            4.5
      Natural gas pipeline transition costs                             --             250.0          250.0
      Environmental clean-up costs                                      --             153.2          153.2
      Other                                                              631.3        (497.4)         133.9
                                                                   -----------    -----------    ----------
            Total deferred charges                                     1,103.3        (487.5)         615.8
                                                                   -----------    -----------    ----------

      Total Assets                                                  $  8,567.8    $    (82.6)    $  8,485.2
                                                                   ===========    ===========    ==========

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                December 31, 1996
                                  (In millions)

                                                                  PanEnergy      PanEnergy        PanEnergy
                                                                (As Reported)   (Reclasses)    (Reclassified)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                           $    959.2    $   --         $    959.2
      Notes payable and commercial paper                              354.1        --              354.1
      Taxes payable                                                    73.8        --               73.8
      Accrued interest                                                 59.7        --               59.7
      Current portion of natural gas transition liabilities          --              84.4           84.4
      Current portion of environmental clean-up liabilities          --              32.4           32.4
      Long-term debt due within one year                              138.3        --              138.3
      Rate refund provisions                                           37.0         (37.0)        --
      Accrued wages and benefits                                       61.8         (61.8)        --
      Other                                                           374.1         (18.0)         356.1
                                                                 ----------    -----------    ----------
            Total current liabilities                               2,058.0        --            2,058.0
                                                                 ----------    -----------    ----------

Long-term Debt                                                       --           1,947.0        1,947.0
      Notes payable                                                 1,320.2      (1,320.2)        --
      Debentures                                                      298.8        (298.8)        --
      Revenue bonds                                                   328.0        (328.0)        --
                                                                 ----------    -----------    ----------
            Total long-term debt                                    1,947.0        --            1,947.0
                                                                 ----------    -----------    ----------

Deferred Credits and Other Liabilities
      Deferred income taxes                                         1,242.9         (50.4)       1,192.5
      Natural gas transition liabilities                             --             121.9          121.9
      Environmental clean-up liabilities                             --             188.9          188.9
      Other                                                           785.1        (343.0)         442.1
                                                                 ----------    -----------    ----------
            Total deferred credits and other liabilities            2,028.0         (82.6)       1,945.4
                                                                 ----------    -----------    ----------

Minority Interest                                                      82.3        --               82.3
                                                                 ----------    -----------    ----------

Common Stockholders' Equity
      Common stock                                                    151.1       2,242.1        2,393.2
      Paid-in capital                                               2,242.1      (2,242.1)        --
      Retained earnings                                                59.3        --               59.3
                                                                 ----------    -----------    ----------
            Total common stockholders' equity                       2,452.5        --            2,452.5
                                                                 ----------    -----------    ----------

      Total Liabilities and Stockholders' Equity                 $  8,567.8    $    (82.6)    $  8,485.2
                                                                 ==========    ===========    ==========

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                December 31, 1995
                                  (In millions)

                                                                    PanEnergy     PanEnergy      PanEnergy
                                                                  (As Reported)  (Reclasses)  (Reclassified)
ASSETS
Current Assets
      Cash and cash equivalents                                     $     50.8    $ --         $     50.8
      Receivables                                                       --           505.1          505.1
      Accounts and notes receivable
            Customers                                                    487.7      (487.7)        --
            Other                                                         17.4       (17.4)        --
      Inventory and supplies                                             135.8      --              135.8
      Current deferred income tax                                         80.8       (80.8)        --
      Current portion of natural gas pipeline transition costs          --            70.0           70.0
      Other                                                              239.8       (91.3)         148.5
                                                                    ----------    ---------    ----------
            Total current assets                                       1,012.3      (102.1)         910.2
                                                                    ----------    ---------    ----------

Investments and Other Assets
      Affiliates                                                         164.3      --              164.3
      Pre-funded pension cost                                           --           259.3          259.3
      Goodwill, net                                                     --           239.7          239.7
      Other                                                               65.8      --               65.8
                                                                    ----------    ---------    ----------
            Total investments and other assets                           230.1       499.0          729.1
                                                                    ----------    ---------    ----------

Property, Plant, and Equipment
      Original cost                                                    8,400.7      --            8,400.7
      Less accumulated depreciation and amortization                   3,250.9      --            3,250.9
                                                                    ----------    ---------    ----------
            Net property, plant and equipment                          5,149.8      --            5,149.8
                                                                    ----------    ---------    ----------

Deferred Charges
      Prepaid pension                                                    259.3      (259.3)        --
      Goodwill, net                                                      239.7      (239.7)        --
      Debt expense                                                      --            67.4           67.4
      Regulatory asset related to income taxes                          --             0.9            0.9
      Natural gas pipeline transition costs                             --           310.0          310.0
      Environmental clean-up costs                                      --           197.9          197.9
      Other                                                              736.1      (592.0)         144.1
                                                                    ----------    ---------    ----------
            Total deferred charges                                     1,235.1      (514.8)         720.3
                                                                    ----------    ---------    ----------

      Total Assets                                                  $  7,627.3    $ (117.9)    $  7,509.4
                                                                    ==========    =========    ==========

                                 PANENERGY CORP
                      UNAUDITED RECLASSIFYING BALANCE SHEET
                                December 31, 1995
                                  (In millions)

                                                                 PanEnergy     PanEnergy      PanEnergy
                                                               (As Reported)  (Reclasses)  (Reclassified)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                           $    391.2     $   --         $    391.2
      Notes payable and commercial paper                              145.0         --              145.0
      Taxes payable                                                    65.0         --               65.0
      Accrued interest                                                 69.1         --               69.1
      Current portion of natural gas transition liabilities          --              125.0          125.0
      Current portion of environmental clean-up liabilities          --               56.3           56.3
      Long-term debt due within one year                              179.6         --              179.6
      Rate refund provisions                                           53.6          (53.6)        --
      Accrued wages and benefits                                       64.7          (64.7)        --
      Other                                                           355.2          (63.0)         292.2
                                                                 ----------     -----------    ----------
            Total current liabilities                               1,323.4         --            1,323.4
                                                                 ----------     -----------    ----------

Long-term Debt                                                       --            2,091.6        2,091.6
      Notes payable                                                 1,244.2       (1,244.2)        --
      Debentures                                                      519.4         (519.4)        --
      Revenue bonds                                                   328.0         (328.0)        --
                                                                 ----------     -----------    ----------
            Total long-term debt                                    2,091.6         --            2,091.6
                                                                 ----------     -----------    ----------

Deferred Credits and Other Liabilities
      Deferred income taxes                                         1,182.9          (80.8)       1,102.1
      Natural gas transition liabilities                             --              165.0          165.0
      Environmental clean-up liabilities                             --              225.8          225.8
      Other                                                           802.1         (427.9)         374.2
                                                                 ----------     -----------    ----------
            Total deferred credits and other liabilities            1,985.0         (117.9)       1,867.1
                                                                 ----------     -----------    ----------

Common Stockholders' Equity
      Common stock                                                    150.2        2,219.7        2,369.9
      Paid-in capital                                               2,219.7       (2,219.7)        --
      Retained deficit                                               (142.6)        --             (142.6)
                                                                 ----------     -----------    ----------
            Total common stockholders' equity                       2,227.3         --            2,227.3
                                                                 ----------     -----------    ----------

      Total Liabilities and Stockholders' Equity                 $  7,627.3     $   (117.9)    $  7,509.4
                                                                 ==========     ===========    ==========